                                                                    EXHIBIT 10.3
                       NOTE AND WARRANT HOLDER AGREEMENT

     This AGREEMENT dated as of April 11, 1997 is entered into by and among ORTHOVITA, INC., a Pennsylvania corporation (the "Company"), and each of the other parties to the Purchase Agreement, dated May 9, 1995 (the "Purchase Agreement"), who are signatories to this Agreement (collectively, the "Note and Warrant Holders," and individually, a "Note and Warrant Holder").

                                   BACKGROUND
                                   ----------

     The Note and Warrant Holders are parties to the Purchase Agreement with the Company pursuant to which, among other things, they purchased from the Company 15% Subordinated Secured Notes ("Notes") and warrants (the "Warrants") to purchase shares of Class B Convertible Preferred Stock, par value $.01 per share (the "Class B Stock"), and were granted certain registration and anti-dilution rights. In addition, pursuant to the Purchase Agreement, RAF Ventures IV, L.P. ("RAF") was granted the right to elect two members to the Company's Board of Directors (the "RAF Directors").

     In order to finance the continuing operating activities of the Company, the Company proposes to enter into a Class C Convertible Preferred Stock Purchase Agreement (the "Class C Agreement") providing for the sale and issuance of its Class C Convertible Preferred Stock, $.01 par value (the "Class C Stock").

     The Note and Warrant Holders, recognizing that the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Class C Agreement, desire to approve the issuance of the Class C Stock, amend the Purchase Agreement, apply all amounts due to the Note and Warrant Holders under the Notes for the purchase of Class B Stock, become a party to the Registration Rights Agreement and Stockholders' Agreement attached hereto as Exhibit A and Exhibit B, respectively, receive
                             ---------     ---------
warrants substantially in the form attached hereto as Exhibit D (the "New
                                                      ---------
Warrants") and Exhibit E (the "Ducheyne Warrants"), respectively, and amend and
               ---------
restate the terms of the Class B Stock in the form attached hereto as Exhibit F.
                                                                      ---------
It is a condition precedent to the purchase by the prospective investors of the Class C Stock that Paul Ducheyne ("Ducheyne") sell all of the shares of Common Stock obtainable upon the exercise of the Ducheyne Warrants and the Company sell the shares of Common Stock obtainable upon the exercise of the New Warrants.

     NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. The Purchase Agreement is hereby amended by deleting Article VI and Sections 7.1, 7.2 and 8.2(d) of the Purchase Agreement in their entirety. All other provisions of the Purchase Agreement shall continue in full force and effect and shall be enforceable in accordance with their terms.
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     2.   Each of the Note and Warrant Holders hereby applies the full amount due to such Note and Warrant Holder under his or its respective Note (such amount is as set forth opposite such Holder's name on Exhibit C hereto), and for
                                                      ---------
such purpose hereby surrenders such Note to the Company in full payment of the exercise price under his or its respective Warrant for the purchase of that number of shares of Class B Stock as is set forth opposite his or its name on Exhibit C hereto.
---------

     3. The Note and Warrant Holders hereby approve the issuance of Class C Stock pursuant to such terms as may be approved by the Company's Board of Directors.

     4. The Company hereby issues to each of the Note and Warrant Holders the New Warrants, exercisable for the purchase of that number of shares of the Company's Common Stock, $.01 par value (the "Common Stock"), as it set forth opposite the name of each such Holder on Exhibit C attached hereto. Ducheyne
                                         ---------
hereby issues to the Note and Warrant Holders the Ducheyne Warrants, exercisable for the purchase of that number of shares of Common Stock as it set forth opposite the name of each such Holder on Exhibit C attached hereto. Each share
                                         ---------
of Common Stock, when sold upon the payment of the purchase price pursuant to the terms of the New Warrants and Ducheyne Warrants will be duly authorized, validly issued, fully-paid and non-assessable. Ducheyne hereby represents and warrants that he has good and valid title, free and clear of any and all liens and encumbrances of any kind, to the Common Stock sold by him to the Note and Warrant Holders pursuant to the Ducheyne Warrant. Ducheyne shall place the stock certificates representing such shares of Common Stock in escrow with the Company which shares shall be released to only the Note and Warrant Holders upon their proper exercise of the Ducheyne Warrants.

     5. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     6. The amended and restated terms of the Series B Stock in the form attached as Exhibit F hereto is hereby approved.

     IN WITNESS WHEREOF, each party has executed this Agreement as of the date first above written.

                              ORTHOVITA, INC.


                              By: \s\ David S. Joseph
                                 ----------------------------

                                \s\ Paul Ducheyne
                                -----------------------------
                                Paul Ducheyne

                                      -2-
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                                \s\ David S. Joseph
                                -------------------------------------
                                David S. Joseph

                                RAF VENTURES IV, L.P.

                                By:  RAF Ventures, Inc.,
                                    its general partner


                                By: /s/ Richard M. Horowitz
                                 ------------------------------------
                                Richard M. Horowitz, Vice President



                                /s/ Richard M. Horowitz
                                -------------------------------------
                                Richard M. Horowitz


                                /s/ Edward Sickles
                                -------------------------------------
                                Edward Sickles


                                /s/ Robert S. Adelson
                                -------------------------------------
                                Robert S. Adelson



                                THE HRG CORPORATION



                                By: Signature illegible
                                -------------------------------------


                                /s/ Howard Salasin
                                -------------------------------------
                                Howard Salasin



                               /s/Solomon Kal Rudman
                               --------------------------------------
                               Solomon Kal Rudman

                                      -3-